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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported)  June 8, 2000 (June 2, 2000)
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                         FIBERNET TELECOM GROUP, INC.
            (Exact name of registrant as specified in its charter)

         Delaware                       333-7841                 13-3859938
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                             570 Lexington Avenue
                           New York, New York 10022

                        (Address of principal executive
                          offices including zip code)

                                (212) 405-6200

                        (Registrant's telephone number,
                             including area code)


                                     N.A.
                                     ----
         (Former name or former address, if changed since last report)
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Item 5. Other Events.

     On June 5, 2000, FiberNet Telecom Group, Inc. ("FiberNet") and Devnet L.L.C. ("Devnet") announced that they had entered into the Agreement and Plan of Reorganization (the "Reorganization Agreement"), dated as of June 2, 2000, by and among FiberNet, FiberNet Holdco, Inc. ("Holdco"), FiberNet Merger Sub, Inc. ("Merger Sub"), Devnet Merger Sub, LLC ("Devnet Merger Sub"), Devnet, and FP Enterprises L.L.C. Pursuant to the Reorganization Agreement, FiberNet will merge into Merger Sub, a wholly-owned subsidiary of Holdco, a newly organized Delaware corporation and subsidiary of FiberNet, with Fibernet surviving as a wholly-owned subsidiary of Holdco, and Devnet Merger Sub, another wholly-owned subsidiary of Holdco, will merge with and into Devnet, with Devnet surviving as a wholly-owned subsidiary of Holdco. Holdco will be renamed FiberNet Telecom Group, Inc. Consummation of the transactions contemplated by the Reorganization Agreement are subject to various conditions, including the receipt of certain regulatory approvals.

     A copy of the Reorganization Agreement, excluding the annexes, schedules and exhibits thereto, is included herein as Exhibit 2.1 and a copy of the joint press release of FiberNet and Devnet with respect to the transactions contemplated thereby is included herein as Exhibit 99.1. The information contained in the Reorganization Agreement and the joint press release is incorporated herein by reference and the foregoing description of such documents and the transactions contemplated therein are qualified in their entirety by reference to such exhibits.
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Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.                   Description

2.1 Agreement and Plan of Reorganization, dated as of June 2, 2000, by and among FiberNet Telecom Group, Inc., FiberNet Holdco, Inc., FiberNet Merger Sub, Inc., Devnet Merger Sub, LLC, Devnet L.L.C. and FP Enterprises L.L.C. (excluding the annexes, schedules and exhibits thereto).

99.1           Joint Press Release, dated June 5, 2000.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIBERNET TELECOM GROUP, INC.
                                            (Registrant)


Dated  June 8, 2000                     By: /s/ Michael S. Liss
       ------------                     ----------------------------------
                                                Michael S. Liss
                                                President and Chief
                                                Executive Officer
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                                 EXHIBIT INDEX

Exhibit No.                   Description

2.1 Agreement and Plan of Reorganization, dated as of June 2, 2000, by and among FiberNet Telecom Group, Inc., FiberNet Holdco, Inc., FiberNet Merger Sub, Inc., Devnet Merger Sub, LLC, Devnet L.L.C. and FP Enterprises L.L.C. (excluding the annexes, schedules and exhibits thereto).

99.1           Joint Press Release, dated June 5, 2000.